UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Item 1.01.	Entry Into a Material Definitive Agreement.

Modification of the Merger Agreements

Each Merger Agreement contains customary covenants, including covenants prohibiting HIREIT and Hartman XIX and their respective subsidiaries and representatives from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions.

The Merger Agreements (as revised) may be terminated under certain circumstances, including but not limited to by either the Company or HIREIT or Hartman XIX, as applicable, if the applicable Mergers have not been completed on or before June 30, 2019 (the “Outside Date”).  No termination fees or penalties are payable by any party to any Merger Agreement in the event of the termination of any Merger Agreement.

On July 30, 2019, the Board of Directors of the Company (the “Board”), Hartman XIX and HIREIT, respectively, approved resolutions to amend the Merger Agreements and extend the Outside Date December 31, 2019.  All other terms and provisions of the Merger Agreements are unchanged and remain in full force and effect.

ADDITIONAL INFORMATION ABOUT THE MERGERS

In connection with the proposed Mergers, the Company has filed with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus prepared by the Company, Hartman XIX and HIREIT, and other related documents.  The joint proxy statement/prospectus will serve as both a prospectus of the Company relating to its offering of the Company’s common stock to be issued to HIREIT and Hartman XIX stockholders as merger consideration pursuant to the Merger Agreements and as a proxy statement of the Company, HIREIT and Hartman XIX for the special meetings of the stockholders of each of the Company, HIREIT and Hartman XIX to be held to obtain their respective stockholder approvals of the Merger Agreements. The joint proxy statement/prospectus will contain important information about the proposed Mergers and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HARTMAN XIX, HI-REIT, AND THE PROPOSED MERGERS. Investors and stockholders of the Company, Hartman XIX and HIREIT may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.hartmanreits.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

The Company, Hartman XIX, and HIREIT and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed Mergers. Information regarding the Company’s directors and executive officers can be found in the Company’s most recent Annual Report on Form 10-K, filed with the SEC on April 8, 2019.  Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Mergers if and when they become available. These documents are available free of charge on the SEC’s website or from the Company, as applicable, using the sources indicated above.

Forward-Looking Statements

This current report on Form 8-K contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the risk that the proposed Mergers will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreements; the inability to obtain the Stockholder Approvals or the failure to satisfy the other conditions to completion of the proposed Mergers; risks related to disruption of management’s attention from the ongoing business operations due to the proposed Mergers; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of the Company, Hartman XIX or HIREIT; and other factors, including those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 7.01 Regulation FD Disclosure.

As discussed in more detail below, on July 30, 2019, the Board determined an estimated net asset value (“NAV”) per share of the Company’s common stock of $12.61 as of December 31, 2018.

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Determination by the Company’s Board of Directors of the Company’s Estimated Net Asset Value Per Share

On July 30, 2019, the Board determined an estimated net asset value per share of the Company’s common stock of $12.61 as of December 31, 2018. In determining the estimated values per share of the Company’s common stock, the Board relied upon information provided in a report, or the Valuation Report prepared by our advisor, the recommendation of our audit committee, appraisal reports prepared by Collier’s International Valuation and Advisory Services (“Appraiser”) of our owned properties and properties owned by Hartman SPE, LLC in which we own a controlling limited liability company membership interest and an appraisal review engagement by LaPorte CPAs and Business Advisors which we refer to as the “Valuation Consultant.” The advisor and the audit committee also relied upon its own experience with, and knowledge of, the real property investments and other assets of the Company as of December 31, 2018.

The Company is providing the estimated net asset value per share of its common stock to assist the broker dealers that participated in the Company’s initial and follow-on public offerings in meeting their ongoing customer account statement reporting obligations under the current rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The following is a summary of the valuation methods used for the Company’s assets and liabilities:

Real Estate Investments. As of December 31, 2018, we owned 43 commercial properties comprising approximately 6.6 million square feet plus three pad sites, all located in Texas. As of December 31, 2018, we owned 15 properties located in Richardson, Arlington, and Dallas, Texas, 25 properties located in Houston, Texas and three properties located in San Antonio, Texas. As of December 31, 2017, we owned or held a majority interest in 17 commercial properties comprising approximately 2.98 million square feet plus three pad sites, all located in Texas. As of December 31, 2017, we owned nine properties located in Richardson, Arlington, and Dallas, Texas, six properties located in Houston, Texas and two properties located in San Antonio, Texas.

On October 1, 2018, the Company, together with our affiliates Hartman Income REIT, Inc., Hartman Short Term Income Properties XIX, Inc. and Hartman vREIT XXI, Inc., contributed a total of 39 commercial real estate properties to Hartman SPE, LLC (“SPE LLC”), in exchange for membership interests in SPE LLC.

Substantially all of our business is conducted through our wholly owned subsidiary, Hartman XX Limited Partnership, a Texas limited partnership (the “Operating Partnership”) and SPE LLC. Our wholly-owned subsidiary, Hartman XX REIT GP LLC, a Texas limited liability company, is the sole general partner of the Operating Partnership. We are the sole limited partner of the Operating Partnership. Our wholly-owned subsidiary, Hartman SPE Management, LLC ("SPE Management") is the manager of SPE LLC. Our single member interests in our limited liability company subsidiaries are owned by the Operating Partnership or its wholly owned subsidiaries.

The Appraiser performed appraisals of the “market value – as is” as of December 2018 – February 2019 for each of Richardson Heights Shopping Center, Bent Tree Green, Cooper Street Shopping Center and Mitchelldale Business Park, which are properties owned by the Company. The appraisals were conducted to conform with applicable professional standards, including Rule 2-2(a) of the Uniform Standards of Professional Appraisal Practice. In performing the appraisals, the Appraiser reviewed property level operating and financial information provided by us and our advisor, management agreements, conducted inspections of the properties and reviewed other information about market conditions.

The Valuation Consultant was engaged to review the appraisals performed by the Appraiser, for the properties owned by Hartman SPE, LLC, for the purpose of advising the advisor, the valuation committee and the board of directors with respect to elements of the valuation process which were considered in applying certain adjustments to the property valuations determined by the Appraiser.

Other Assets and Liabilities. The Board determined that the estimated valuation of the Company’s other assets and liabilities, consisting of cash and cash equivalents; accounts receivable; prepaid expenses and other assets; due related parties, net; accounts receivable and accrued expenses; and tenant security deposits, was equal to the fair value of such assets as of December 31, 2018 due to their short maturities.

Notes Payable.  The Board determined that book value and fair value of notes payable are equal as of December 31, 2018.

Estimated Net Asset Value per Share.  The estimated Net Asset Value per Share is based upon 17,711,385 shares of the Company’s common stock issued and outstanding as of December 31, 2018.  Although the estimated Net Asset Value per Share has been developed as a measure of value as of a specific time, December 31, 2018, the estimated Net Asset Value per Share does not reflect a liquidity discount for the fact that the shares are not currently traded on a national securities exchange or the limited nature in which a shareholder may redeem shares under the Company’s share redemption program (if at all), a discount for the non-

assumability or prepayment obligations associated with certain of the Company’s debt, or a discount for the Company’s corporate level overhead.

Valuation of Interest in Hartman SPE, LLC.  On October 1, 2018, our affiliate Hartman Short Term Income Properties XX, Inc., or Hartman XX, through its special purpose finance subsidiary, which we refer to as Hartman SPE, entered into a term loan agreement in the principal amount of $259,000,000.

Contemporaneously, Hartman XX together with its affiliates Hartman Income REIT, Inc., Hartman Short Term Income Properties XIX, Inc. and us, contributed a total of 39 commercial real estate properties to Hartman SPE in exchange for limited liability company membership interests.

We contributed 13 properties including our 51.2% interest in Three Forest Plaza, which we owned in a joint venture arrangement with Hartman vREIT XXI to SPE LLC in exchange for a 32.74% interest in SPE LLC.

The estimated fair value of real estate assets per the valuation report was determined based on the appraised values of Hartman SPE assets, determined by “market value – as is” appraisals dated August - September 2018 performed by Colliers International - Valuations and Advisory Services, a third-party appraiser, engaged by the lender in connection with formation and debt capitalization of Hartman SPE. The appraisals were conducted to conform with applicable professional standards, including Rule 2-2(a) of the Uniform Standards of Professional Appraisal Practice. The valuation consultant reviewed the appraisal reports and the underlying property level operating and financial information provided by us and the advisor. The valuation consultant concluded a total value of real estate assets as of December 31, 2018 and reported in its valuation report of $537,388,000 versus $518,030,000 being sum of the appraisals.

The estimated fair value of all other assets and liabilities of Hartman SPE as of December 31, 2018 was determined by the advisor and the valuation consultant to be equal to the book value. The following table presents how the estimated net asset value per share was determined as of December 31, 2018 (in thousands, except per share data):

Estimated fair value of investment in real estate assets	$106,219
Estimated fair value of real estate investments attributable to Hartman SPE	225,427
Investment in affiliate, Hartman Income REIT, Inc.	12,051
Other assets and liabilities, net	39,084
$382,781

Less: Notes payable	(44,584)
Less; Notes payable attributable to Hartman SPE	(102,394)
Less: Net asset value of minority interest in Westway One LLC	(6,000)
Less: Value of convertible preferred shares	(6,550)
Estimated net asset value attributable to common share stockholders	$223,253

Common stock outstanding	17,711,385
Estimated net asset value per common share	$12.61

Estimated net asset value per common share allocated on a per share basis:

Estimated fair value of investment in real estate assets	$6.00
Estimated fair value of real estate investments attributable to Hartman SPE	12.73
Investment in affiliate, Hartman Income REIT, Inc.	0.68
Other assets and liabilities, net	2.21
$21.62

Less: Notes payable	(2.52)
Less; Notes payable attributable to Hartman SPE	(5.78)
Less: Net asset value of minority interest in Westway One LLC	(0.34)
Less: Value of convertible preferred shares	(0.37)
$12.61

The capitalization rates used to value the Company’s properties were selected and applied by the Appraiser and adjusted by the Valuation Consultant on a property-by-property basis and were selected based on several factors, including but not limited to industry surveys, discussions with industry professionals, property type, age, current room rates and other factors that the Appraiser and the Valuation Consultant deemed appropriate. The following summarizes the overall discount rates and capitalization rates used by the Appraiser and the Valuation Consultant:

	Low	High	Weighted Average
Direct capitalization – capitalization rate	3.90%	9.50%	5.79%

While the Company believes that the capitalization rates used by the Appraiser and the Valuation Consultant were reasonable, a change in those rates would significantly impact the appraised values of the Company’s properties and thus, the estimated NAV per share. The table below illustrates the impact on the Company’s estimated NAV per share if the weighted average capitalization rate of 5.79% listed above were increased or decreased by 2.5%, assuming all other factors remain unchanged:

	Increase (Decrease) in the Estimated Value per Share due to
	Decrease of 2.5%	Increase of 2.5%
Direct capitalization – capitalization rate	$13.03	$12.09

Limitations of Valuation Method. FINRA rules provide limited guidance on the methods an issuer must use to determine its estimated value per share. As with any valuation method, and as noted above, the methods used to determine the Company’s estimated value per share were based upon a number of assumptions, estimates and judgments that may not be accurate or complete. The estimated value per share determined by the Board is not a representation, warranty or guarantee that, among other things:

•	a stockholder would be able to realize the estimated value per share if such stockholder attempts to sell his or her shares;

•
a stockholder would ultimately realize distributions per share equal to the estimated value per share upon liquidation of the Company’s assets and settlement of the Company’s liabilities or a sale of the Company;

•	shares of the Company’s common stock would trade at the estimated value per share on a national securities exchange;

•	a third party would offer the estimated value per share in an arms-length transaction to purchase all or substantially all of the shares of the Company’s common stock; or

•
the methods used to determine the estimated value per share would be acceptable to FINRA, under the Employee Retirement Income Security Act, the Securities and Exchange Commission or any state securities regulatory entity with respect to their respective requirements.

Further, the estimated value per share was calculated as of a particular moment in time and the value of the Company’s shares will fluctuate over time as a result of, among other things, future acquisitions or dispositions of assets (including acquisitions and dispositions of real estate investments since December 31, 2018), developments related to individual assets and changes in the real estate and capital markets.

The information furnished under Item 7.01 of this Current Report on Form 8-K, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
__________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

Date: September 3, 2019	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer